UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	LAZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2021, Lazard Ltd (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2021. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02(e)	Approval of Amendment to Lazard Ltd 2018 Incentive Compensation Plan.

On April 29, 2021, the Company held its 2021 Annual General Meeting of Shareholders (the “Annual General Meeting”). As further discussed below, at the Annual General Meeting, the shareholders of the Company approved an amendment to the Company’s 2018 Incentive Compensation Plan (the “2018 Incentive Compensation Plan Amendment”). The Company’s Board of Directors had previously adopted the 2018 Incentive Compensation Plan Amendment, subject to shareholder approval. For a description of the 2018 Incentive Compensation Plan Amendment, see Lazard’s Definitive Proxy Statement on Schedule 14A (File No. 001-32492), filed with the Securities and Exchange Commission on March 16, 2021. A copy of the 2018 Incentive Compensation Plan Amendment is attached as Annex B to such Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2021, the Company held its Annual General Meeting, at which the shareholders of the Company (i) elected Ann-Kristin Achleitner, Andrew M. Alper and Ashish Bhutani to the Company’s Board of Directors for a three-year term expiring at the conclusion of the Company’s annual general meeting in 2024; (ii) approved, on a non-binding advisory basis, a resolution regarding executive compensation; (iii) approved the 2018 Incentive Compensation Plan Amendment; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 and authorized the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration.

The number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes with respect to each matter voted upon, as reported by our tabulation agent, Computershare, Inc., is set forth below.

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Ann-Kristin Achleitner	81,307,532	233,384	*	21,080,337
	Andrew M. Alper	79,795,069	1,745,847	*	21,080,337
	Ashish Bhutani	81,108,581	432,335	*	21,080,337

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	78,597,121	2,834,176	109,619	21,080,337

		For	Against	Abstain	Broker Non-Votes
3.	Approval of the 2018 Incentive Compensation Plan Amendment	55,670,580	25,763,667	106,669	21,080,337

		For	Against	Abstain	Broker Non-Votes
4.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	101,897,926	692,360	30,967	—

*	Not applicable

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on April 30, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Chief Administrative Officer and General Counsel

Dated: April 30, 2021